UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 10, 2015

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission file	(IRS employer
of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 10, 2015, the Company repurchased three franchises in Erie County, New York (the “Repurchase Transaction”). In a related transaction, the Company terminated a regional developer agreement (the “Termination Transaction”). The terminated regional developer agreement was between the Company and an entity affiliated with the entity that owned the franchises repurchased under the Repurchase Transaction.

The Repurchase Transaction was accomplished pursuant to an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) among the Company and Chiro Group, LLC, a New York limited liability company, Marc Ressler, Angelo Marracino, Jesse Curry and Cleon Easton. Seller was a franchisee under franchise agreements with the Company. The transaction involved the repurchase of one operating franchises and two undeveloped franchises from the Seller. The Company intends to operate the operating franchise to manage an affiliated Joint clinic.

The Termination Transaction was accomplished pursuant to a Termination Agreement (the “Termination Agreement”) among the Company, Align Group, LLC a New York limited liability company and Marc Ressler. The transaction involved the repurchase of development rights in Erie County, Monroe County, Nassau County, Suffolk County, and Albany County, all located in the state of New York. The Company does not intend to resell these rights, but rather to terminate this regional developer license as a prelude to developing Company-managed clinics in this region.

The total consideration for the Repurchase Transaction and the Termination Transaction (collectively, the “Transactions”) was $350,000, $303,050 of which was funded from the proceeds of the Company’s recent initial public offering (IPO), and $46,950 of which was funded with a promissory note.

The foregoing descriptions of the Transactions do not purport to be complete and are qualified in their entirety by reference to the full texts of the Purchase Agreement and the Termination Agreement, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial information required by this item, if any, with respect to the Transactions will be filed as soon as practicable and in any event within the timeframe required by Form 8-K.

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(b) Pro Forma Financial Information

The pro forma financial information required by this item, if any, with respect to the Transactions will be filed as soon as practicable and in any event within the timeframe required by Form 8-K.

(d) Exhibits

Exhibit Number	Description

2.1

Asset and Franchise Purchase Agreement dated as of August 10, 2015, by and between The Joint Corp., a Delaware corporation, Chiro Group, LLC, a New York limited liability company, Marc Ressler, Angelo Marracino, Jesse Curry and Cleon Easton.

2.2	Termination Agreement dated as of as of August 10, 2015, among The Joint Corp., a Delaware corporation and Align Group, LLC a New York limited liability company, and Marc Ressler.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2015.

The Joint Corp.

By	/s/ John B. Richards
John B. Richards
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1

Asset and Franchise Purchase Agreement dated as of August 10, 2015, by and between The Joint Corp., a Delaware corporation, Chiro Group, LLC, a New York limited liability company, Marc Ressler, Angelo Marracino, Jesse Curry and Cleon Easton.

2.2	Termination Agreement dated as of as of August 10, 2015, among The Joint Corp., a Delaware corporation and Align Group, LLC a New York limited liability company, and Marc Ressler.

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